AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2013

1933 Act File No. 33 -_____
 1940 Act No. 811-22825

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[X]
POST-EFFECTIVE AMENDMENT NO.	[ ]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
AMENDMENT NO.	[ ]

GUINNESS ATKINSON ETF TRUST
(Exact Name of Registrant as Specified in Charter)

21550 Oxnard Street, Suite 850
Woodland Hills, California 91367

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 716-2739

James J. Atkinson, President
Guinness Atkinson ETF Trust
21550 Oxnard Street, Suite 850
Woodland Hills, California 91367

(Name and Address of Agent for Service)

Please send copies of communications to:

Alexandra K. Alberstadt, Esq
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to completion, dated April [12], 2013

Prospectus XXXXXX, XX 201X	GUINNESS|ATKINSON™ Shares
Dividend Shares (Symbol: ______)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GUINNESS|ATKINSON™

Dividend
Shares

Prospectus

_________  ___, 201X

SUMMARY SECTION This important section summarizes the Fund’s investments, risks, fees and past performance.
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS This section provides details about the Fund’s investment strategies and risks.
MANAGEMENT OF THE FUND Review this section for information about the organizations and people who oversee the Fund.
SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.

TABLE OF CONTENTS	2
SUMMARY SECTION	3
MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUND	10
Investment Advisor	10
Portfolio Management	10
Fund Expenses	11
Distribution and Shareholder Servicing Plans	11
SHAREHOLDER INFORMATION	11
How to Purchase, Exchange, and Sell Shares	11
Distributions and Taxes	13
FINANCIAL HIGHLIGHTS	15
NOTICE

SUMMARY SECTION

Guinness Atkinson Dividend Shares

Investment Objective

Guinness Atkinson Dividend Shares seeks to replicate as closely as possible before fees and expenses, the price and yield performance of the ______ Index, which tracks dividend-paying companies that meet certain requirements regarding cash flow return on investment, capitalization, dividend payment history and debt to equity ratio.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Guinness Atkinson Dividend Shares.  You will also incur usual and customary brokerage commissions when you buy and sell Dividend Shares.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.XX%
Distribution and Service Fees:	None
Other Expenses:	None1
Total Annual Fund Operating Expense	0.XX%

For additional information about the Fund’s expenses, please see Fund Expenses  in the prospectus.

Example

This example is intended to help you compare the cost of investing in Guinness Atkinson Dividend Shares™ with the cost of investing in other investment companies.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$XX	$XXX

1  The Fund’s Management Fee is an all-inclusive Fee.

Your costs would be the same whether or not you redeem your investment at the end of the period.  This example does not include brokerage commissions that you may pay to buy and sell Dividend Shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Dividend Shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is new, and as a result, there is no portfolio turnover information to report.

Principal Investment Strategies

[The Fund will invest at least __% of its net assets (plus any borrowings for investment purposes) in [the ____________ Index (index provider: __________)] (the “Index”).] The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The Index is comprised of high quality companies that have demonstrated an ability to consistently generate high levels of cash flow.  Specifically, the key attribute for companies to be included in the Index is a history of producing a cash flow return on investment (CFROI) of at least 10% for each of the previous 10 years; companies must also satisfy other criteria to be included in the Index.

The Index is global in nature meaning there are companies in the Index and in the Fund that are domiciled and traded in the United States and in a variety of foreign countries in developed markets in the world.

The Index is rebalanced to equal weightings on a quarterly basis and reconstituted annually based on the previous 10 year dividend payment history.

The Fund will replicate the Index, which means that under normal circumstances, at least __ % of the Fund’s assets will be invested in the securities in the Index, and in approximately the same proportions.

To the extent the Index concentrates (holds 25% or more of its total assets) in securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money investing in Dividend Shares, and investing in Dividend Shares may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Dividend Shares are subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objectives.  You may lose money by investing in Dividend Shares if any of the following occur:

•	Stocks in which the Fund invests decline in value;
•	Rising interest rates cause a decline in equities;
•	Issuer-specific risks cause a company in which the Fund invests to change its dividend-paying policies;
•	The risk that returns from dividend-paying stocks are lower than returns from the overall stock market;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability cause the value of the Fund’s investments to decline;
•	The Advisor fails to properly track the Index.

Because Dividend Shares are traded on an exchange, they are subject to additional risks:

•	Dividend Shares are listed for trading on _______exchange and are bought and sold on the secondary market at market prices.
o
Although it is expected that the market price of a Dividend Share typically will approximate its net asset value per share (NAV), there may be times when the market price and the NAV diverge. You may pay more or less than NAV when you buy Dividend Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

o	Although Dividend Shares are listed for trading on ________exchange, it is possible that an active trading market may not be maintained.
o
Trading of the Shares on ________exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the Shares also could be halted if (1) the Shares are delisted from ________exchange without first being listed on another exchange or (2) ________exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

For more information on the risks of investing in Dividend Shares, please see the Principal Risks and Risks of Investing in Our Fund in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

No performance information is available for this Fund because it is new.

Investment Advisor

Guinness Atkinson™ Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and the Investment Advisor in the Statement of Additional Information.

Portfolio Managers

Ian Mortimer and Matthew Page are the co-managers of the Fund since inception.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

Dividend Shares are traded on the ________exchange.  If you wish to purchase or sell Dividend Shares, you should contact your broker.  You will likely incur a brokerage fee when purchasing or selling Dividend Shares.  Generally, only certain large investors that have agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem shares directly with the Fund.  The Fund intends to operate a distribution reinvestment program; Dividend Shares acquired through that program will not incur a brokerage fee on acquisition.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Objective

Guinness Atkinson Dividend Shares seeks to replicate as closely as possible before fees and expenses, the price and yield performance of the Index, which tracks dividend-paying companies that meet certain requirements regarding cash flow return on investment, capitalization, dividend payment history and debt to equity ratio.

Principal Investment Strategies

The Index is comprised of companies that have demonstrated an ability to consistently generate high levels of cash flow.  Specifically, the key attribute for companies to be included in the Index is a history of producing a cash flow return on investment (CFROI) of at least 10% for each of the previous 10 years.  Additionally, for inclusion in the Index, the company must be listed on an exchange, pay a regular dividend, have a market capitalization of at least $1 billion and a debt to equity ratio of less than 1.

The Index is global in nature, meaning there are companies in the Index and in the Fund that are domiciled and traded in the United States and in a variety of developed markets, including companies in foreign countries (including but not limited to the UK, France, Germany, Italy, the Netherlands, China (including Hong Kong), Canada, and Australia.

The _____ Index is rebalanced to equal weightings on a quarterly basis and reconstituted annually based on the previous 10-year dividend payment history.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Except as noted above, the Board may change the investment policies and strategies of the Dividend Shares; the Fund will give notice to shareholders at least 60 days in advance of such a change.

Principal Risks of Investing in Dividend Shares

You can lose money investing in Dividend Shares. Dividend Shares are subject to the risks common to all funds that invest in equity securities and foreign securities. Investing in Dividend Shares may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

We cannot guarantee that the Fund will meet its investment objective. You should consider the risks described below before you decide to invest in the Fund.

Risks of Investing in Investment Companies

The following risks are common to all investment companies:

•
Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Fund.  The Fund’s NAV and price may fluctuate significantly over short and long periods.

•	Management Risk. There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio managers will fail to properly track the Index.

•
Portfolio Turnover Risk. The advisor anticipates that the Fund will have a relatively low level of turnover.  Should the Fund experience higher than anticipated turnover it may result in higher distributions, which would increase your tax liability. Increased purchases of securities could increase the Fund’s costs, which would affect the Fund’s performance over time. The frequency of purchases and sales of the Fund’s securities will depend on the changes in the Index.

Risks of Investing in ETFs

•
Shares May Trade At Prices Other Than NAV.  Dividend Shares are exchanged-traded shares, and like all ETFs, are bought and sold in the secondary market at market prices. There may be times when the market price of a Dividend Share is higher than the intra-day NAV, or lower than the intra-day NAV (discount).

•
Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains. Generally, the Fund intends to satisfy redemption requests in-kind.

•
Redemption Risk. Dividend Shares are not individually redeemable.   The Fund only redeems Dividend Shares in Creation Units, which are large blocks of shares.  If you want to liquidate some or all of your investment in Dividend Shares, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Active Trading Risk. Although Dividend Shares will be listed on the _____ exchange, there is no guarantee that an active trading market for Dividend Shares will exist at all times.

Risks of Investing in Foreign Securities

The following risks are common to mutual funds that invest in foreign securities.

•
Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States.

•
Currency and Currency Exchange Risk. The Fund’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments in and by the Fund may be subject to currency fluctuations. There can be no assurance that the foreign currencies will not be subject to devaluation or revaluation or that shortages in the availability of foreign currency will not develop. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

•
Foreign Securities Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs.

•
Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the Fund’s ability to pursue and collect a legal judgment against a foreign government.

Risks of Investing in “Index” Funds

•
Passive Investment Risk. The Fund uses a “passive” investment strategy to invest all or substantially all of its assets in the companies included in the Index, regardless of their individual investment merit.  This means that the Fund will not attempt to outperform the Index or employ defensive measures if individual companies, industries or groups of industries included in the Index decline in value, yield or price.

•
Tracking Error Risk.  The Fund’s performance may vary substantially from the performance of the Index.  The Fund employs a full replication strategy which means that it intends to hold all of the constituents of the Index in the same proportions as the Index.

•
Concentration Risk. The Fund will invest its assets in accordance with the Index. If the Index becomes concentrated in one industry or group of industries, the Fund’s investments will reflect that concentration.

•
Issuer Risk.  The Fund uses a “passive” strategy that is re-balanced according to the Index.  If a company in which the Fund invests suffers an event that reduces its price or yield, the Fund may still be invested in that company while the company is included in the Index. This could adversely impact the Fund.

Portfolio Holding Disclosure Policy.  The Fund will operate in a transparent fashion with respect to its holdings.  The Fund’s holdings will be disseminated on a daily basis through the National Securities Clearing Corporation (NSCC) and/or other fee based subscription service to NSCC members and/or subscribers. When a change is made to the portfolio such a change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours. This could allow investors the opportunity to “front-run” the Fund, meaning other market participants could engage in a practice wherein they purchase holdings in the Fund with the expectation that the Fund would shortly need to purchase the same securities and, in doing so, cause the prices of these holdings to increase.  However, because the Fund plans on creating shares primarily in exchange for the Fund’s holdings (in-kind purchases), the Advisor does not believe that existing investors would be harmed by the real time disclosure of the Fund’s holdings.

Additionally, the Fund will disclose its complete portfolio holdings as of the end of its fiscal year and second fiscal quarter in its annual and semi-annual report to shareholders.  The Fund also discloses its complete portfolio holdings at the end of its first and third fiscal quarters in its Form N-Q, filed with the SEC no later than 60 days after the end of the fiscal period.

For information on the Fund’s current holdings please visit www.gafunds.com.

MANAGEMENT OF THE FUND

Investment Advisor

Guinness Atkinson™ Asset Management, Inc. is the investment advisor for Guinness Atkinson™ Shares. Guinness Atkinson™ supervises all aspects of the Fund’s operations and advises the Fund, subject to oversight by the Board.  For providing these services, the Fund will pay Guinness Atkinson™ the annual advisory fee shown below. The advisory fee is a unitary advisory fee.

Contractual Advisory Fee Rate:	Guinness Atkinson Dividend Shares	0.XX%

Guinness Atkinson™ is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367. Guinness Atkinson’s™ London offices are located at 14 Queen Anne’s Gate, London, England, SW1H 9AA. Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson™ managed approximately $395 million in mutual fund assets as of December 31, 2011. Guinness Atkinson™ is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 14 Queen Anne’s Gate, London, England, SW1H 9AA. These three entities share offices and other resources.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the Fund’s annual report to shareholders for the period ending December 31, 2013.

Portfolio Management

The Fund’s portfolio is managed by experienced portfolio managers as described below. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Portfolio Manager	Business Experience During the Past Five Years
Ian Mortimer
Ian Mortimer is a co-manager of the Fund since inception.  He is also a co-manager of the Global Energy Fund (since May 2010) and the Global Innovators Fund (since May 2011) (funds in the Guinness Atkinson Fund Complex).  He joined Guinness Atkinson™ as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford between September 2003 and November 2006.  Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.

Matthew Page
Matthew Page is a co-manager of the Fund since inception.  He is also a co-manager of the Alternative Energy Fund (since February 2007) and Global Innovators Fund (since May 2010). He joined Guinness Atkinson in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.

Fund Expenses

The Fund pays the Investment Advisor a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.XX% of the Fund’s average daily net assets.  Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for brokerage expenses in connection with portfolio transaction so creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, and the advisory fee, and taxes. The Investment Advisor’s unitary management fee is designed to compensate the Investment Advisor for providing services for the Fund.

Distribution Plan & Payments to Dealers

Distribution Plan.  The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. However, currently under this plan, no separate payments from the Fund’s assets are authorized.

Additional Payments to Dealers.  The Advisor and the Distributor (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Advisor receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Sell Shares

Dividend Shares trade on the __________ exchange and elsewhere during the trading day.  Dividend Shares can be bought and sold throughout the trading day like other shares of publicly traded securities.  There is no minimum investment for purchases made on the listing exchange.  When buying or selling Dividend Shares through a broker you will incur customary brokerage commissions and charges.  In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for Shares (the “Bid” price) and the price at which they are willing to sell Dividend Shares (the “Ask” price).  The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Dividend Shares.  The spread with respect to Dividend Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.  Because of the costs of buying and selling Dividend Shares, frequent trading may reduce investment returns.

Dividend Shares are bought and sold at market price, rather than the net asset value, Dividend Shares may trade at a price greater or less than the net asset value. Generally, the Fund will only issue or redeem Dividend Shares that have been aggregated into blocks of ________ shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.  Generally, Divided Shares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Purchase and Issuance of Creation Units in the SAI.  The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.  In limited circumstances, Dividend Shares may be individually issued outside of Creation Units to participants in distribution reinvestment programs.

The trading symbol for the Fund is ____.

The Fund will be listed on the _______________ exchange.  The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Dividend Shares are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Dividend Shares and is recognized as the owner of all Dividend Shares for all purposes.

Investors owning Dividend Shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all Dividend Shares.  Participants include DTC, securities brokers, and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Dividend Shares, you are not entitled to receive physical delivery of stock certificates or to have Dividend Shares registered in your name, and you are not considered a registered owner of Dividend Shares.  Therefore, to exercise any rights as an owner of Dividend Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of Dividend Shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders.  A few institutional investors are authorized to purchase and redeem Shares directly with the Fund.  When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades.  Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades.  These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.  For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Dividend Shares.

Pricing Fund Shares

Market Price.  Dividend Shares trade in the secondary market at market prices, which may differ from the NAV per share.

Net Asset Value.   The NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

The Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. The Fund’s securities are based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if a such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that, in the judgment of the Advisor, does not represent fair value. The Fund also may fair value a security if the Fund or the Advisor believes that the market price is stale.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Premium/Discount Information

Information regarding how often the Dividend Shares traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fun during the past four calendar quarters can be found at www.___________.com.

Distributions and Taxes

Dividends and Capital Gains Distributions. The Fund will distribute all or most of its net investment income and net capital gains to shareholders. Dividends (investment income) will normally be declared and paid quarterly. Some of the Fund’s investment income may be subject to withholding tax. Net capital gains are normally distributed in December. When calculating the amount of capital gain, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Buying Before a Dividend. If you purchased shares of the Fund on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this distribution.

Tax Issues. The following tax information is based on federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on state and local taxes which may apply. A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Distributions to Shareholders. Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from the Fund will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts for tax years beginning after December 31, 2012.

Generally, the Fund and financial intermediaries are obligations to withhold and remit to the US Treasury a percentage of taxable distribution and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that they are exempt from withholding.

Gain or Loss on Sale of Shares of the Fund. You may recognize either a gain or loss when you sell shares of the Fund. The gain or loss is the difference between the proceeds of the sale (the market price per share on the date of sale times the number of Dividend Shares sold) and your adjusted basis in those Dividend Shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell shares of the Fund at a loss and purchase shares of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

Foreign Source Income and Withholding Taxes. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain legal requirements, it may elect to “pass-through” these foreign taxes to shareholders. If the Fund so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Taxes on Creation or Redemption by Authorized Participants.

Authorized Participants who exchange securities for Creation Units generally will recognize gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and cash paid for Creation Units.  Authorized Participants who redeem Creation Units generally will recognize gain or loss equal to the difference between their basis in the Creation Units and the sum of the aggregate market value of securities received and any cash received for such Creation Units.  The IRS may take a position that an exchange does not give rise to a loss under “wash sale” rules.  Authorized Participants must consult their tax advisors with respect to such rules.

Capital gain or loss realized upon the redemption (or creation) of Creation Units generally will be treated as lonmg-term capital gain or loss if the Shares (or securities surrendered) have been held for mone than one year, and as short term capital gain or loss if the Shares (or securiites surrendered) have been held for less than one year.

FINANCIAL HIGHLIGHTS

Because the Guinness Atkinson Dividend Shares™ is new, financial information for the Fund is not available. Financial information for the Fund will be available after the Fund has completed its first fiscal period of operations.

NOTICE

The Advisor has entered into a licensing agreement with [Index Provider] to use the __________ Index. The Fund is entitled to use the __________ Index pursuant to a sublicensing arrangement with the Advisor.

Shares are not sponsored, endorsed, sold or promoted by the [Index Provider] or the Exchange. [The Index Provider and the Exchange] make no representation or warranty, express or implied, to the Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in particular or the ability of the Index to track stock market performance of the securities included in the Index. The Index Provider’s only relationship to the Advisor is the licensing  of certain service marks and of the ________ Index, which is determined, composed and calculated by _______ without regard to the Advisor or the Fund. [Index Provider] has no obligation to take the needs of the Advisor or the Fund shareholders into consideration in determining, composing or calculating the Index.

The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund, owners of the shares, or any other person or entity from the use of the Index or the data included therein. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

▪
Statement of Additional Information.  The SAI provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪
Annual and Semi-Annual Reports.  The annual and semi-annual reports to shareholders contain additional information about the Fund’s investments.  The Fund will issue an annual report after its first fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the Fund’s performance during the fiscal period.

To Review or Obtain this Information:  The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@gafunds.com, calling Guinness Atkinson™ at ___________, visiting the Fund’s website, www.gafunds.com, or by calling or writing a broker-dealer or other financial intermediary.  To request other information about the Fund and to make shareholder inquiries, please call __________.  This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, DC or by visiting the SEC’s website at http://www.sec.gov.  In addition, this information may be obtained for a fee by writing or emailing the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-1520, e-mail publicinfo@sec.gov, or call (202) 551-8090 for information on the operation of the Public Reference Room.

Investment Company Act file no. _____________________

Contact Guinness Atkinson™ Shares
Website: ______________
Email: mail@_________.com

STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSON™ ETF TRUST

DIVIDEND SHARES

Ticker: ______

_________, __ 2013

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated ___________ __, 2013, pursuant to which the Fund listed above is offered.  This SAI is incorporated by reference in its entirety into the prospectus.  Please retain this SAI for future reference.

For a free copy of the prospectus, please call toll-free 1-800-915-6565.

GENERAL INFORMATION AND HISTORY	2
INVESTMENT OBJECTIVE AND POLICIES	3
General Information about the Fund	3
Index Description	3
Leverage	4
Money Market Instruments	4
Foreign Issuers	4
Other Investment Companies	5
Securities Lending	5
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	5
Illiquid and Restricted Securities	5
RISK FACTORS AND SPECIAL CONSIDERATIONS	6
Foreign Securities	6
Economic and Political Risks	6
Securities Market Risks	7
Interest Rate Fluctuations	7
Governmental Credit Risk	7
Accounting Standards and Legal Framework	7
Additional Foreign Currency Considerations	7
Investment Funds and Repatriation Restrictions	8
INVESTMENT RESTRICTIONS AND POLICIES	9
Fundamental Investment Restrictions	9
Non-Fundamental Investment Policies	10
CODE OF ETHICS	10
BROKERAGE CONSIDERATIONS	10
PURCHASE AND ISSUANCE OF CREATION UNITS	11
Purchases through the Clearing Process	13
Purchases Outside the Clearing Process	13
Transaction Fees	13
Continuous Offering	14
REDEMPTION OF CREATION UNITS	14
Placement of Redemption Orders Using the Clearing Process	15
Placements of Redemption Orders Outside Clearing Process	15
MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION	15
Market Price of Shares	15
NAV Calculation	16
Securities Valuation	16
PERFORMANCE INFORMATION	17
PORTFOLIO HOLDINGS INFORMATION	18

TAX MATTERS	19
Qualification as a Regulated Investment Company	19
Excise Tax on Regulated Investment Companies	22
Fund Distributions	22
Sale or Redemption of Shares	25
Foreign Shareholders	25
Tax Shelter Reporting Regulations	26
Effect of Future Legislation; Foreign, State and Local Tax Considerations	26
Creation and Redemption of Creation Units	26
MANAGEMENT OF THE TRUST	26
[Leadership Structure and the Board of Directors	27
Risk Oversight	28
[Board Committees	28
Ownership in Securities of the Advisor and Distributor and Related Companies; Compensation	29
Trustee Ownership in the Funds	29
Control Persons and Principal Security Holders	29
THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT	29
PORTFOLIO MANAGERS	31
Fund Ownership	31
Conflicts of Interest	31
Compensation	32
THE ADMINISTRATOR	32
DISTRIBUTION PLAN	32
DESCRIPTION OF THE FUND	32
Book Entry Order System	33
SHAREHOLDER REPORTS	34
FINANCIAL STATEMENTS	34
PROXY VOTING GUIDELINES	34
GENERAL INFORMATION	36
ANTI-MONEY LAUNDERING PROGRAM	36

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on February __, 2013 and is authorized to issue multiple series or portfolios. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940.  The Trust currently has one series portfolio, the Dividend Shares (the “Fund”).

The Fund seeks to replicate as closely as possible before fees and expenses, the price and yield performance of the ______ Index, which tracks dividend-paying companies that meet certain requirements regarding cash flow return on investment, capitalization, dividend payment history and debt to equity ratio.

The Fund is an exchange-traded fund (“ETF”) and the Fund’s Exchange Traded Shares (the “Shares”) are listed on the ____ exchange (the “Exchange”).  The Shares trade on the Exchange at market prices that may differ from the Share’s net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV in large, specified blocks of Shares (typically __,000 shares or more) called “Creation Units.” Currently, Creation Units generally consist of ___,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than __,000 shares.

Creation Units are issued to and redeemed by Authorized Participants in-kind for securities included in the Fund’s portfolio and in some cases, an amount of cash, at the discretion of the Advisor.  Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.  Retail investors, therefore, generally will not be able to purchase the Shares directly (except through the Fund’s distribution reinvestment program when it opens).  Retail investors will purchase Shares in the secondary market with the assistance of a broker.

The discussion below regarding investment objectives and policies should be read in conjunction with the Fund’s prospectus.  Portfolio management of the Fund is provided to the Funds by Guinness Atkinson™ Asset Management, Inc., a Delaware Corporation with offices at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.

The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Fund

The following information concerning the Fund augments the disclosure provided in the Prospectus.

The Fund seeks to replicate as closely as possible before fees and expenses, the price and yield performance of the ______ Index, which means that the Fund will invest all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.  The Fund’s holdings will change from time to time in response to changes in the Index.

Index Description

A brief description of the Fund’s underlying Index is provided below. Additional information about the Index, including the components and weightings of the Index, as well as the rules that govern inclusion and weighting in the Index, is available at ________.

The Index is comprised of high quality companies that have demonstrated an ability to consistently generate high levels of cash flow.  Specifically, the key attribute for companies to be included in the Index is a history of producing a cash flow return on investment (CFROI) of at least 10% for each of the previous 10 years; companies must also satisfy other criteria to be included in the Index, including regular dividend payment history, minimum market capitalization, a minimum debt to equity ratio, and public listing.

The Index is global in nature meaning there are companies in the Index and in the Fund that are domiciled and traded in the United States and in a variety of developed markets in foreign countries around the world.

The Index is equally-weighted, meaning that at inception and rebalancing/reconstitution, each index constituent contributes equally to the price of the Index immediately after the rebalance. Between rebalances, however, constituent weights will fluctuate based on their performance.

The Index is rebalanced to equal weightings on a quarterly basis and reconstituted annually based on the previous 10 year dividend payment history.  Generally, new securities are added to the Index only during the annual reconstitution.

During the annual reconstitution of the Index, the Index Provider determines whether companies comply with the Index criteria and methodology and are eligible to be included in the Index. Based on this evaluation, companies that meet index requirements are added to the Index, and companies that no longer satisfy the requirements are dropped from the Index.

The Index Provider maintains the Index throughout the year, including monitoring and implementing adjustments for company additions and deletions, stock splits, corporate restructurings and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

Leverage

The Fund does not intend to employ leveraging techniques, except that the Fund may use derivatives from time to time for efficient portfolio management including as a substitute for conventional securities when such conventional securities are not available. The Fund intends to use derivatives from time to time and when desirable to effectuate its investment strategy, which will include using derivatives for settlement purposes and when necessary, using derivatives as a substitute for investing in conventional securities when those conventional securities are not readily available.  Accordingly, the Fund will not purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.

Money Market Instruments

The Fund may invest in Money Market Instruments in anticipation of investing cash positions.  “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities.  While the Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, the Fund does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments.

Foreign Issuers

The Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”).  Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts.  ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation.  Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States.  For purposes of the Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities.  Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk.  Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Other Investment Companies

The Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company.  Accordingly, when the Fund or such “affiliated persons” hold shares of any of the underlying investment companies, the Fund’s ability to invest fully in shares of those investment companies is restricted, and Guinness Atkinson™ must then, in some instances, select alternative investments that would not have been its first preference. There can be no assurance that appropriate investment companies will be available for investment.  The Fund will not invest in such investment companies unless, in the judgment of Guinness Atkinson™, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Securities Lending

The Fund may lend portfolio securities up to 33-1/3% of its total assets.  The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned.  By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral.  For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash.  From time to time, the Fund may return to the borrower (or a third party that is unaffiliated with the Fund and that is acting as a “placing broker”) a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned:  (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment policies and strategies described in the Prospectus.  In pursuing its investment objective, the Fund invests as described below and employs the investment techniques described in the Prospectus and elsewhere in this SAI.

Illiquid and Restricted Securities

The Fund has adopted the following investment policy, which may be changed by the vote of the Board.  The Fund will not invest in illiquid securities if, immediately after such investment, more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.  For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market for the particular security at a particular time, or legal or contractual restrictions on resale; (b) participation interests in loans that are not subject to puts; (c) covered call options on portfolio securities written by the Fund over the counter and the cover for such options; and (d) repurchase agreements not terminable within seven days.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Guinness Atkinson™ will determine the liquidity of Rule 144A securities under the supervision of the Board.  The liquidity of Rule 144A securities will be monitored by Guinness Atkinson™, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, Guinness Atkinson™ will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies and these risks apply to direct investment in securities issued in foreign market countries and ADRs and GDRs of such companies issued in the United States. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.  Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice.  Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the Fund’s investments in those countries.  In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”).  Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Securities without a readily available market will be treated as illiquid securities for purposes of the Fund’s limitations on such purchases.  Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States.  Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate.  During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  The magnitude of these fluctuations generally will be greater for securities with longer maturities. Although the Fund does not hold fixed income securities, dividend stock may be sensitive to interest rate fluctuations.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support.  Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies.  Consequently, there may be less publicly available information about such companies than about United States companies.  Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.  All issuers of “B” shares, “H” shares and Red Chips, in which the Fund may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets.  Emerging and developing markets may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.

A portion of the Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by the Fund will be in foreign currencies.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  Further, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act.  This may include investment in money market mutual funds in connection with the Fund’s management of daily cash positions.  Investments in the securities of other registered investment companies may involve duplication of management fees and expenses.  If the Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  Under an exception to this rule, the Fund is subject only to the 3% limit so long as the Fund does not charge a sales charge in excess of 1.5%. ]

[Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.]

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  As used in the Prospectus and SAI, the term “majority of the outstanding shares” of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The following are the Fund’s fundamental investment restrictions set forth in their entirety.  In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s fundamental investment restrictions.

Fundamental Investment Restrictions

The Fund may not:

1.
Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions.  The Fund may pledge its assets to secure such borrowings.

2.
Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.
Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

8.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Policies

The Fund also has non-fundamental investment policies:

1.	The Fund may not invest 25% or more of the total value of its assets in a particular sector or industry (other than securities issued by the U.S. Government, its agencies or instrumentalities).

2.	The Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

CODE of ETHICS

The Trust, Guinness Atkinson™ and _______________, the Fund’s distributor (the “Distributor”), each has adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics).  There can be no assurance that the codes of ethics will be effective in preventing such activities.

BROKERAGE CONSIDERATIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Guinness Atkinson™ subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™.  In selecting brokers or dealers, Guinness Atkinson™ will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the Fund or to Guinness Atkinson™ for the Fund’s use, that, in the opinion of the Board, are reasonable and necessary to the Fund’s normal operations.  As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson™ may cause the Fund to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson™ (for the Fund and/or other accounts for which Guinness Atkinson™ exercises investment discretion) an amount of commission for effecting a securities transaction for the Fund greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson™ determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson™’s overall responsibilities to accounts over which it exercises investment discretion.  Not all such brokerage and research services may be useful or of value in advising the Fund.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.  Generally, Guinness Atkinson™ and/or the Fund have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services.  Guinness Atkinson™ shall determine the amount of allocations to brokers who provide research services and report brokerage allocations, on an overall basis and involving research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson™ in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson™’s other clients may be useful to Guinness Atkinson™ in carrying out its obligations to the Fund.  To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund may exceed those that might otherwise be paid by an amount that cannot be presently determined.  The fees paid by the Fund to Guinness Atkinson™ are not reduced because Guinness Atkinson™ receives brokerage and research services.  While such services are not expected to reduce the Guinness Atkinson™’s expenses, Guinness Atkinson™ might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Fund from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”).  Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser.  The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser.  Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e).

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over the counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Advisor determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson™’s overall responsibilities to the Fund.

It may happen that the same security will be held by other clients of Guinness Atkinson™.  When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

PURCHASE AND ISSUANCE OF CREATION UNITS

The Trust issues and sells and redeems Shares (1) only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form; and (2) through its Distribution Reinvestment Program, which has not yet commenced.  A “Business Day” with respect to each Fund is any day on which the NYSE is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor.  Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participants will make available an amount of cash sufficient to pay the Balancing Amount and the transaction fee described in “Transaction Fees.”  The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount.  Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant.  Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant.  As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.  The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Each Business Day, prior to the opening of regular trading session on the Fund’s Primary Listing Exchange (as defined below), the Advisor will publish on its Website the identities and quantities of the Portfolio Securities that comprise the Fund, the Fund’s NAV and the closing price or Bid/Ask Price as of the NAV calculation time, all as of the prior business day.  The identities and quantities of the Portfolio Securities for the Fund may also be fully available through unaffiliated third-party vendors.  The amount representing, on a per Share basis, the current value of the Portfolio Deposit (as defined below) will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.

Authorized Participants that wish to purchase Fund shares from the Distributor will do so by exchanging, in-kind, a specified combination of the designated portfolio securities, a sum of cash and the appropriate transaction fee (collectively, the “Portfolio Deposit”).  The identity and number of shares for the Deposit Securities required for a Portfolio Deposit for each Fund changes as the Advisor makes adjustments to the Fund’s portfolio and as a result of corporate actions.  Creation Units may, at the discretion of the Advisor, be sold for cash.  Creation Units are sold at their NAV plus a transaction fee, as described below.  The Advisor may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Advisor’s discretion. Purchase orders must be received by the Distributor by ____ PM Eastern Time or earlier in the event that the NYSE closes early in order to receive that day’s Closing NAV per Share.

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (c) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; (d) the value of a Cash Purchase Amount or the value of the Balancing Amount to accompany an in-kind deposit, exceeds purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the Transmittal Date; or, (e) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Shares may redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day.  The Trust will not redeem Shares in amounts less than Creation Units.  Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading markets at any time to permit assembly of a Creation Unit of Shares.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by ___ PM Eastern Time or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share.  All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.  The requisite Fund Securities and the Balancing Amount must be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such process being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process.  To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order.  Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the transaction fee and such additional information as may be required by the Distributor.  Purchase orders must be received by ____ PM Eastern Time (or by ____ PM Eastern Time, if transmitted by mail) or earlier in the event that the NYSE closes early in order to receive that day’s Closing NAV per Share.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC.  Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher transaction fee than those settled through the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount, e3ach as applicable and at the discretion of the Advisor, or of the Cash Purchase Amount together with the applicable transaction fee.

Transaction Fees

Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares.  There is a fixed and a variable component to the total transaction fee.  A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring the securities constitution the Deposit Securities to the account of the Trust.  Investors will also bear the costs of transferring securities from the Fund to their account or on their order.  Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

These fees may, in certain circumstances, be paid by the Advisor or otherwise waived.

Continuous Offering

The Method by which Creation Units are created and traded may raise certain issues under applicable securities laws.  Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur.  Broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.  For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends on all of the facts and circumstances pertaining to that person’s activities.  Thus the examples mentioned above should not be considered a complete description of all the effecting transactions in Shares, whether or not participating in the distribution of Shares, are general required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

[The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares.]  Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.  Firms that incur  a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

REDEMPTION OF CREATION UNITS

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units.  Beneficial owners also may sell Shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Advisor through the NSCC on any Business Day, plus the Balancing Amount.  The redemption transaction fee is deducted from such redemption proceeds.  The Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.  The right of redemption may be suspended or the date of payment postponed for any period in which the Exchange is closed (other than customary weekend and holiday closings; for any period during which trading on the Exchange is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstances as permitted by the SEC.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System.  A redemption order must be received by the Distributor by ___ PM Eastern Time or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share.  All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day.  The requisite Fund Securities and the Balancing Amount or the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placements of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through the transfer of Shares directly DTC.  A redemption order must be received by the distributor by ___ PM Eastern Time or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share.  All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.  The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the custodian by the third Business Day (T+3) following such transmittal date.  All other procedures set forth in the Authorized Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount, which are expected to be delivered within three Business Days and the Cash Redemption Amount (by the third Business Day (T+3) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations on the same trade date.  In this instance, the Trust reserves the right to settle these transactions on a net basis.

If an order is cancelled, the Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP”s control or the AP was not otherwise responsible or at fault for such cancellation.  Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION

Market Price of Shares

Transactions in Fund Shares will be priced at NAV only if Shares are purchased directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price of the Shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

NAV Calculation

The Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV.  The NYSE has posted the following list holiday closures: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds.

Securities Valuation

The Fund will invest in foreign securities and, as a result, the calculation of the Fund’s NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation.  Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board.  The Fund may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies.  If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in the Fund’s portfolio.  Portfolio securities of the Fund that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point.  (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.)  If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.  As of the date of this SAI, such securities will be valued by the latter method.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation.  This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount.  If the Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Fund will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary.  When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point.  If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return.  The total return basis combines principal and dividend income changes for the periods shown.  Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund.  Dividends and distributions are comprised of net investment income and net realized capital gains.  Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVD
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVDR
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period.  Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return.  For example, in comparing the Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Holdings Information

The Advisor and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the first and third quarter holdings reports on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

As an exchange-traded fund, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of [an Order of the SEC applicable to the Fund,] regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Fund’s Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

In addition, the Fund’s service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Fund.  Disclosure of the Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer.  In no event shall the Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.  The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board.  In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

TAX MATTERS

[To be updated].  The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund will elect to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) the amount thereof may be carried forward and treated as a capital loss that can be used to offset capital gains in future years.  There is no limitation on the number of years to which net capital losses, may be carried.  Any such net capital losses retain their character as either long-term or short-term losses.  As explained below, however, all carryforwards are subject to limitations on availability.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for April 2012 is 3.26%).  The Fund will use its best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the Fund’s control or knowledge, there can be no assurance that the Fund will not have an ownership change.  If the Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g).  Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.”  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year.  Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If the Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock.  Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Distribution and Income requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders in taxable years beginning before January 1, 2013.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31.  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and, in taxable years beginning before January 1, 2013, may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund in taxable years beginning before January 1, 2013 will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another of the Funds).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund) within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.  When a shareholder redeems shares of the Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term.  Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Payments after 2013 of dividends on, and payments after 2014 of gross proceeds from the redemption of, shares of the Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of the Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

Creation and Redemption of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units.  A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units.  The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

MANAGEMENT OF THE TRUST

[To Be Updated] The Board manages the business and affairs of the Fund.  The Board approves all significant agreements between the Fund and companies and individuals that provide services to the Fund.  [The Board consists of six Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Disinterested Trustees”).]  The officers of the Fund manage the day-to-day operations of the Fund.  The day-to-day operations of the Fund are always subject to the investment objective of the Fund.  Unless otherwise noted, each Trustee and officer’s address is 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  Trustees and officers of the Trust serve until their resignation, removal or retirement.  Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
James J. Atkinson (55)	President and Trustee	From Inception
Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since November 2002.  Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.
Director of Guinness Atkinson Asset Management, Inc.; Director of Guinness Asset Management, Ltd.; Director of Orbis Marketing, Inc.

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (55)	President	Since April 2003
Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since November 2002.  Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.

[Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Fund.  The Board is composed of __ Trustees, ___ of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Fund.  These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.  As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Board does not have a lead Independent Trustee.  The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.  The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James J. Atkinson has served as a Trustee of the Trust since its inception in 2013 and is the Chief Executive Officer of Guinness Atkinson™ Asset Management since November 2002.  Mr. Atkinson has more than 33 years of experience in investing and holds a Bachelor of Arts degree from UCLA.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Fund, including the size of the Fund’s, the Board’s committee structure and the Fund’s management, distribution and other service arrangements.  The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview.  The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds. ]

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Guinness Atkinson™ and the Fund’s other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk).  As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds’ risks.  Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the Committee level.  Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance program.  The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds’ major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines.  The Valuation Committee oversees valuation risk and compliance with the Funds’ Valuation Procedures and oversees actions by the Advisor with respect to the valuation of portfolio securities.

[Board Committees

The Board has three standing committees, as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  Although the Valuation Committee generally does not hold formal meetings, the members of the Committee communicate with each other as necessary when a price is not readily available, typically by telephone or by e-mail.]

Ownership in Securities of the Advisor and Distributor and Related Companies; Compensation

[to be updated]

Trustee Ownership in the Funds

[none]

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Fund.  Under the Investment Advisory Agreement (the “Agreement”), Guinness Atkinson directs the investments of the Fund in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Fund may impose by notice in writing to Guinness Atkinson™.  Guinness Atkinson™ also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Fund; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade, consistent with the Fund’s then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds.  The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Fund pays the Advisor a unitary advisory fee equal to [            ]% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable.  Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board.  Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

Expenses that are attributable to the Fund are charged against the income of the Funds in determining net income for dividend purposes.  Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement.

The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Advisor periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients.  Financial incentives may cause an intermediary to recommend the Fund over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose.  The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange.  The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson™” from the Fund if Guinness Atkinson™ no longer advises the Fund.  Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company.  In the event the Agreement is terminated, the Fund will immediately delete “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

The Advisor has retained _______ to provide the Index pursuant to which the Fund’s assets will be invested.  Payment of compensation to the Index Provider is made by ___________.

[The Agreement was approved by the Board on _____________.  A discussion regarding the basis for the Board’s approval will be presented in the next available semi-annual shareholder report for the period ending  ________. ]

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio manager, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2011:

Portfolio Manager*	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Ian Mortimer	Other Registered Investment Companies	2	$176 million	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	$0	0	$0

Matthew Page	Other Registered Investment Companies	2	$50 million	0	$0
	Other Pooled Investment Vehicles	0	$0	1	$
	Other Accounts	0	$0	0	$0

*	Dr. Mortimer and Mr. Page serve as portfolio managers to open-end mutual funds in the Guinness Atkinson Fund Complex, managed by the same Advisor.

Fund Ownership

As of the date of this SAI, Dr. Mortimer and Mr. Page do not own shares of the Fund.

Conflicts of Interest

It may happen that other accounts managed by the portfolio managers will hold the same securities as those held by the Funds.  When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

Compensation

Ian Mortimer and Matthew Page are employed by the Advisor and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

______________________________ serves as the Fund’s Administrator under an Administration Agreement.  As the Fund is a new Fund, no administration fees have been paid.

DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson™ and the Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, an investment advisory fee to Guinness Atkinson™.  To the extent that any payments made by the Fund to Guinness Atkinson™, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

[The Plan and related agreements were approved by the Board, including all of the “Qualified Trustees” (the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any related agreement).  In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders.  The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote.  During the continuance of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan.  Further, during the term of the Plan, the selection and nomination of the Disinterested Trustees must be committed to the discretion of the Qualified Trustees.  The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees.]

DESCRIPTION OF THE FUND

Shareholder and Trustees Liability.  The Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.  The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Disinterested non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights.  Shares of the Fund entitle the holders to one vote per share.  The shares have no preemptive or conversion rights.  The dividend rights and the right of redemption are described in the prospectus.  When issued, shares are fully paid and nonassessable.  The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting.  Generally there will not be annual meetings of the Trust shareholders.  Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations.  In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Order System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares.  The Shares of each Fund are represented by global securities registered in the name of TDC or its nominees and deposited with, or on behalf of, DTC.  Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.  The Trust understands that under the existing industry practice, in the event the Trust requests any rights as a holder of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them.  As described above, the Trust recognizes DTC or its nominee as the owner of Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant with copies of such notice, statement or other communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distribution of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.  In addition, certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the Fund’s investments and other information.  In addition, shareholders will receive annual financial statements audited by the Fund’s independent accountants.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to the Fund’s portfolio securities.  Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests.  As the Fund invests primarily in fixed income securities, the Fund is not likely to receive proxy statements.  If proxy statements were received with respect to the Fund’s investments, the following policies will apply.  In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of the Trust to any other entity or interested party.  Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals.  Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes

Non-Routine Proposals.  Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment.  Guinness Atkinson™ will review each issue in this category on a case-by-case basis.  As previously stated, voting decisions will be made based on the financial interest of the Trust.  Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation
•	Changes in capitalization
•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals.  Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals.  Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters.  Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™.  Issues not covered by the guidelines will be discussed with the Board.  As the Fund is a new Fund and invests in foreign bonds, the Fund is not likely to have proxies with respect to securities it holds.  In future years, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

GENERAL INFORMATION

Independent Contractors.  Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee.  Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Transfer Agent. _______________________________________________________, serves as the Fund’s transfer agent.  The transfer agent provides record keeping and shareholder services.

Custodian.  __________________________________________________________, serves as the Fund’s custodian.  The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent.  ___________________________________________________, serves as the fund accounting agent for the Fund.  The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel.  Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm.  ___________________________________________, audits the financial statements and financial highlights of the Fund and provides reports to the Board.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GUINNESS ATKINSON ETF TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Articles of Incorporation.

	(1)	Declaration of Trust dated March 8, 2013, filed herewith.

(b)		By-laws.

	(1)	By-Laws.*

(c)		The Rights of Security Holders are set forth in the Registrant’s Trust Instrument and Bylaws.*

(d)		Investment Advisory Agreement *

(e)		Distribution Agreements.

	(1)	Form of Authorized Participant Agreement*

	(2)	Form of Dividend Reinvestment Plan.*

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

	(1)	Form of Custodian Agreement*

(h)		Other Material Contracts.

	(1)	Form of Fund Administration Servicing Agreement*

	(2)	Form of Transfer Agent Servicing Agreement*

	(3)	Form of Fund Accounting and Services Agreement*

(i)		Legal Opinions*

	(1)	Opinion of ____________dated ______*

	(2)	Opinion of _______________ as to the legality of securities being registered*

(j)		Other Opinions.

	(1)	Consent of ______________ Independent Registered Public Accounting Firm*

	(2)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant*

(k)		Omitted Financial Statements – None.

(l)		Investment Letters dated*

(m)		Rule 12b-1 Distribution and Service Plan dated _______________.*

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	Code of Ethics of the Registrant*

	(2)	Code of Ethics of the Advisor*

	(3)	Code of Conduct of Principal Executive Officer and Principal Financial Officer *

(r)		Powers of Attorney*

*	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit (a)(1), filed herewith. provides for the indemnification of Registrant’s Trustees and officers, and is incorporated by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor

Guinness Atkinson Asset Management, Inc. provides management services to the Registrant and its series, and to the Guinness Atkinson Funds.  Except as noted below, to the best of Registrant’s knowledge, none of the directors and officers of the Advisor has held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.  Timothy W.N. Guinness, Chairman and Chief Investment Officer of the Advisor, is also Chairman of Guinness Asset Management and Guinness Capital Management Ltd.  He is also a non-executive director (and chairman in one case) of several investment funds and also non-executive chairman of New Boathouse Capital Ltd, a corporate finance boutique providing services to private companies, and of the Brompton Bicycle Company Ltd., a specialist manufacturer of a world leading folding bicycle.  Guinness Asset Management, which is 100% owned by Mr. Guinness, is a specialist equity manager focusing on energy stocks.  There is a shareholders agreement between Mr. Guinness and James J. Atkinson, Chief Executive Officer of the Advisor, covering the sharing of premises, and other resources in London by Guinness Asset Management and the Advisor.

Mr. Atkinson is also Principal of Orbis Marketing, a specialist marketing firm focusing on direct marketing of mutual funds especially on the internet.  There is a shareholders agreement between Mr. Atkinson and Mr. Guinness covering the sharing of premises, and other resources in the U.S. by Orbis and the Advisor.

Item 32.	Principal Underwriter

To be filed by amendment.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator
Registrant’s Advisor	Guinness Atkinson Asset Management, Inc. 21550 Oxnard St., Suite 850 Woodland Hills, CA 91367
Registrant’s Custodian
Registrant’s Transfer Agent
Registrant’s Distributor

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 12th day of April, 2013.

GUINNESS ATKINSON ETF TRUST

By: /s/ James J. Atkinson
James J. Atkinson
Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James J. Atkinson	Sole Trustee	April 12, 2013
James Atkinson

INDEX TO EXHIBITS

Exhibit Number	Description

(a) (1)	Declaration of Trust dated March 8, 2013.

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